UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2005

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10606 (Commission File Number)	77-0148231 (I.R.S. Employer Identification Number)

2655 Seely Avenue, Building 5 San Jose, California (Address of Principal Executive Offices)	95134 (Zip Code)

Registrant’s telephone number, including area code: (408) 943-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On May 11, 2005, at the Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence”), the stockholders of Cadence approved an amendment to Cadence’s 1995 Directors Stock Option Plan (the “Directors Plan”). The amendment increases the aggregate number of shares of Cadence common stock reserved for issuance under the Directors Plan by 500,000 shares for a total of 3,050,000 shares. A copy of the Directors Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit	Description

10.1	Cadence Design Systems, Inc. 1995 Directors Stock Option Plan, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2005

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ William Porter
William Porter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Cadence Design Systems, Inc. 1995 Directors Stock Option Plan, as amended.